The RBB Fund Trust

Evermore Global Value Fund (the “Fund”)

Supplement dated March 15, 2024

to the Prospectus dated December 31, 2023

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting of the Board of Trustees (“Board”) of The RBB Fund Trust (the “Trust”) held on March 15, 2024, the Board approved certain changes relating to the Fund, as described below:

1.	Change in Investment Adviser

MFP Investors LLC (“MFP”), the current investment sub-adviser to the Fund, determined to no longer manage external capital and notified F/m Investments, LLC, d/b/a North Slope Capital, LLC (”F/m” or “Adviser”), of its intent to terminate the investment sub-advisory agreement, dated as of February 17, 2023, by and between the Adviser and MFP (the “Sub-Advisory Agreement”). MFP, the Adviser and the Board agreed that effective as of the close of business on March 29, 2024, the Sub-Advisory Agreement shall terminate and MFP shall cease to serve as a sub-adviser to the Fund. Accordingly, effective March 30, 2024, all references to MFP and the Sub-Advisory Agreement are deleted from the Prospectus and any reference to the “Sub-Adviser” should be replaced by the appropriate reference to the “Adviser.” F/m, the current investment adviser to the Fund, has notified the Board that, concurrent with the termination of the Sub-Advisory Agreement, it wishes to resign as the investment adviser to the Fund. In order to ensure the continued management of the Fund’s assets following the resignation by F/m, the Board unanimously voted to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust and Summit Global Investments, LLC (“Summit” or “Interim Adviser”), which is effective March 30, 2024. The Interim Advisory Agreement will remain effective for up to 150 days from its effective date.

Accordingly, effective March 30, 2024, the following tables and the related footnotes replace those in the Prospectus section entitled “Fees and Expenses of the Fund”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.52%	0.52%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.78%	1.53%
Less Fee Waiver and/or Expense Reimbursement(2)	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	1.62%	1.37%

(1)

Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(2)	Summit Global Investments, LLC (“Summit” or the “Adviser”) has contractually agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, AFFE, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of business) to 1.60% and 1.35% of the Fund’s average daily net assets attributable to the Fund’s Investor Class shares and Institutional Class shares, respectively. This contractual limitation is in effect until December 31, 2025 for Investor Class shares and Institutional Class shares and may not be terminated without the approval of the Board of Trustees (the “Board”) of The RBB Fund Trust (the “Trust”). The Adviser is permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses (after any repayment is taken into account) do not exceed both of (i) the expense limitations that were in effect at the time of the waiver or reimbursement, and (ii) the current expense limitations. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were waived or deferred. The Board must approve any recoupment payment made to the Adviser.

Effective March 30, 2024, the second paragraph of the Prospectus section entitled “Fund Summary – Performance” is deleted and replaced as shown below:

Additionally, effective March 30, 2024, the Adviser was appointed to replace the Fund’s former investment adviser as the Fund’s investment adviser. Accordingly, the performance information shown below represents the performance of the Fund under the management of a different investment adviser.

Effective March 30, 2024, the Prospectus section entitled “Fund Summary – Management of the Fund” is deleted and replaced as shown below:

Management of the Fund

Investment Adviser
Summit Global Investments, LLC serves as the investment adviser of the Fund.

Portfolio Managers

Summit Global Investments, LLC
David Harden	Portfolio Manager	March 30, 2024
Aash Shah, CFA®	Portfolio Manager	March 30, 2024

Effective March 30, 2024, the Prospectus section entitled “More Information About Management of the Fund” is deleted and replaced as shown below:

Investment Adviser

Summit Global Investments, LLC, a registered investment adviser located at 620 South Main Street, Bountiful, Utah 84010, has served as the Adviser to the Fund since March 30, 2024. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund, pursuant to the terms of an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”). Pursuant to the Interim Advisory Agreement, the Fund compensates the Adviser for its services at the annual rate of 0.99% of the Fund’s average daily net assets, payable on a monthly basis in arrears. The Interim Advisory Agreement will continue in effect until the earlier of (a) 150 days from the effective date, or (b) approval of a new advisory agreement by the Board and the Fund’s shareholders.

Under the Interim Advisory Agreement, SGI’s fees will be held in an interest-bearing escrow account and released to SGI under certain conditions.

The Adviser has contractually agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of business) to 1.60% of the Fund’s average daily net assets attributable to Investor Class shares and to 1.35% of the Fund’s average daily net assets attributable to Institutional Class shares through December 31, 2025. The Adviser will be permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses (after any repayment is taken into account) do not exceed both of (i) the expense limitations that were in effect at the time of the waiver or reimbursement, and (ii) the current expense limitations. The Board must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fees and expenses were waived or deferred.

For the fiscal year ended December 31, 2022 and the fiscal quarter ended March 31, 2023, the management fee paid by the Fund and Predecessor Fund to Evermore Global Advisors, LLC (the “Predecessor Adviser”) amounted to 0.87% of the Fund’s average daily net assets. For the fiscal period from April 1, 2023 through August 31, 2023, the Fund paid F/m Investments, LLC and the Predecessor Adviser an annualized management fee of 0.83% of the Fund’s average daily net assets.

Portfolio Management – Adviser

David Harden and Aash Shah CFA®, each employees of the Adviser, serve as the Fund's portfolio managers. Additional information regarding Mr. Harden and Mr. Shah is set forth below.

David Harden, the President of SGI, is jointly responsible for the day-to-day management of the Fund. Mr. Harden founded SGI in 2010. He started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies.

Aash Shah is a portfolio manager of SGI and is jointly responsible for the day-to-day management of the Fund. Mr. Shah joined SGI in 2017. Mr. Shah has over 26 years of investment management experience including over 21 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah also managed private client portfolios for Key Bank in Denver prior to joining SGI. Mr. Shah has a bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

2.	Approval of Reorganization

The Board of Trustees of The RBB Fund Trust approved an Agreement and Plan of Reorganization (the “Plan”) between the Fund and the SGI Global Equity Fund (the “Acquiring Fund”), an existing series of The RBB Fund Inc. (the “Company”) that provides for the reorganization of the Fund with and into the Acquiring Fund (the “Reorganization”). The Agreement provides for the acquisition of all assets and liabilities of the Fund by the Acquiring Fund. The Acquiring Fund is managed by Summit, the interim investment adviser to the Fund.

The Reorganization is subject to shareholder approval and will be submitted to Fund shareholders for their consideration at a special shareholder meeting expected to be held during the second or third calendar quarter of 2024.

The Plan provides for the Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities. Each shareholder of the Fund will receive shares of the Acquiring Fund equal to the net asset value of the shares of the Fund owned by the shareholder prior to the Reorganization. The Reorganization is not expected to have any federal tax consequences for the Fund or its shareholders.

Shareholders of the Fund will vote on the Reorganization, and the Reorganization will only occur if approved. A combined proxy statement/prospectus will be sent to shareholders of the Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization.

Please retain this Supplement for future reference.

The RBB Fund Trust

Evermore Global Value Fund (the “Fund”)

Supplement dated March 15, 2024

to the Statement of Additional Information (“SAI”) dated December 31, 2023

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

At a recent meeting of the Board of Trustees (“Board”) of The RBB Fund Trust (the “Trust”), the Board approved certain changes relating to the Fund, as described below:

Change in Investment Adviser

MFP Investors LLC (“MFP”), the current investment sub-adviser to the Fund, determined to no longer manage external capital and notified F/m Investments, LLC, d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”), of its intent to terminate the investment sub-advisory agreement, dated as of February 17, 2023, by and between the Adviser and MFP (the “Sub-Advisory Agreement”). MFP, the Adviser and the Board agreed that effective as of the close of business on March 29, 2024, the Sub-Advisory Agreement shall terminate, MFP shall cease to serve as a sub-adviser to the Fund. All references to MFP and the Sub-Advisory Agreement are deleted from the SAI and any reference to the “Sub-Adviser” should be replaced by the appropriate reference to the “Adviser.”

F/m, the current investment adviser to the Fund, has notified the Board that, concurrent with the termination of the Sub-Advisory Agreement, it wishes to resign as the investment adviser to the Fund. In order to ensure the continued management of the Fund’s assets following the resignation by F/m, the Board unanimously voted to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust and Summit Global Investments, LLC (“Summit” or “Interim Adviser”), which is effective March 30, 2024. The Interim Advisory Agreement will remain effective for up to 150 days from its effective date.

Accordingly, effective March 30, 2024, the third paragraph of the SAI section entitled “General Information” is deleted and replaced as shown below:

This SAI pertains to the shares representing interests in the Fund. The Fund commenced operations on January 1, 2010 as the Predecessor Fund. Effective as of the close of business on December 27, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization. Unless otherwise indicated, references to the “Fund” in this SAI refer to the Predecessor Fund and Fund. Summit Global Investments, LLC (“Summit” or “Adviser”) serves as the investment adviser to the Fund. Prior to March 30, 2024, F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m”) served as the investment adviser to the Fund. Prior to March 31, 2023, Evermore Global Advisors, LLC (the “Predecessor Adviser”) served as the investment adviser to the Fund. The Fund currently offers two classes of shares: Investor Class and Institutional Class.

The SAI section entitled “Investment Advisory and Other Services” is deleted and replaced as shown below:

THE ADVISER

Summit Global Investments, LLC (“Summit” or the “Adviser”) is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

INVESTMENT ADVISORY AGREEMENT WITH THE TRUST

The Adviser provides advisory services to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Advisory Agreement”). Subject to the supervision of the Board, the Adviser provides for the overall management of the Fund. Prior to March 30, 2024, F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m”) served as the investment adviser of the Fund pursuant to the terms of an investment advisory agreement between the Trust and F/m dated March 31, 2023 (the “Advisory Agreement”). The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Interim Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Interim Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.99% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.60% of the Fund’s average daily net assets attributable to Investor Shares and to 1.35% of the Fund’s average daily net assets attributable to Institutional Shares through December 31, 2025. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.60% and 1.35% of the Fund’s average daily net assets attributable to Investor Shares and Institutional Shares, respectively: acquired fund fees and expenses, taxes, interest expense, brokerage commissions, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31, 2025, and may not be terminated without the approval of the Board. The Adviser will be permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses is has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set for in the expense limitation agreement. The Board must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fees and expenses were waived or deferred.

General expenses of the Trust not readily identifiable as belonging to a portfolio of the Trust are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s Trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Trustees’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its Trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust, are allocated to such class.

The Interim Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Trust has agreed to execute and deliver any and all documents required to indicate its consent to such use.

For the fiscal period ended August 31, 2023 and the fiscal years ended December 31, 2022, 2021 and 2020, the Fund and Predecessor Fund paid the following management fees to F/m and/or Predecessor Adviser (as applicable):

	2023*	2022	2021	2020
Management Fees Accrued by Adviser	$714,806	$1,546,689	$2,612,750	$3,325,160
Management Fees Waived	$(116,456)	$(190,356)	$0	$0
Management Fees Recouped	$0	$0	$0	$0
Net Management Fees Paid to Adviser	$598,350	$1,356,333	$2,612,750	$3,325,160

*	The Fund changed its fiscal year end from December 31 to August 31.

As of August 31, 2023, the Fund had $67,954 available for recoupment by F/m, which expires on August 31, 2026, pursuant to an expense limitation agreement between F/m and the Fund.

CODE OF ETHICS

The Fund and Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust, subject to certain restrictions.

PORTFOLIO MANAGERS

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Adviser

Description of Compensation. The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of the Fund’s net assets and other client accounts they are managing. The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2023.

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
David Harden
Registered Investment Companies	7	$882 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$673 million	1	$3 million
Aash Shah
Registered Investment Companies	7	$882 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$673 million	1	$3 million

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The portfolio managers did not own any shares of the Fund as of the date of this supplement.

The section of the SAI entitled “Appendix A – Proxy Voting Policies and Procedures” is deleted and replaced in its entirety as shown below:

Summit Global Investments, LLC

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1. Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.

2. Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.

3. Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians. It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1. If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2. Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

Please retain this supplement for future reference.